Notes Receivable	12 Months Ended
Dec. 31, 2025
Notes Receivable [Abstract]
NOTES RECEIVABLE

NOTE 9 – NOTES RECEIVABLE

Pursuant to the Equity Acquisition Agreement dated November 22, 2023, MMTEC and Burgeon Capital Inc, a British Virgin Islands company (together with MMTEC, the “Sellers”) agreed to sell all of the issued and outstanding ordinary shares of Alpha Mind to XChange for the aggregate purchase price of $180,000,000. The transaction was closed on December 28, 2023. At closing, XChange agreed to provide the Sellers with promissory notes for the Purchase Price less certain adjustments as set forth in the Purchase Agreement. The Company holds an 85% ownership stake in Alpha Mind which represent $153,000,000 of notes receivable. The promissory notes were to mature in 90 days and be secured by all of the issued and outstanding equity of Alpha Mind as well as all of the assets of Alpha Mind and its subsidiaries. The maturity dates of the notes were extended from March 25, 2024 to December 31, 2025, with a provision that if any balance remains outstanding on that date, it will automatically extend to the end of the following year, pursuant to the Amendments To Secured Promissory Notes dated June 30, 2025.

The Company engaged a third party specialist to conduct business valuation based on financial cash flow forecast from 2023 to 2033 of Alpha Mind, and selected five comparable insurance agency companies for market method comparison. The Company assesses the consideration of $153 million is at fair value, and there is no indicators of impairment.

The Company expects to recover the full amount of note receivable over one year, either by cash or transfer of shares. Thus, the Company classifies the notes receivable to a non-current asset on the accompanying consolidated balance sheet as of December 31, 2025. During 2025, $4,000,000 in principal repayment were received, with $1,363,050 in accrued interest income recognized. On April 12, 2025, the Company sold a portion of the promissory notes representing $51,988,242.00 of the outstanding amount, of which the unpaid principal is $50,000,000 and unpaid interest is $1,988,242, to a third party in consideration of the third party’s payment of $5,000,000 in immediately available funds. The Company discontinued the accrual of interest income since the credit risk of XChange significantly increases. As of December 31, 2025 and 2024, the principal balance of notes receivable amounted to $93,858,942 and $147,858,942, respectively, with accrued interest receivable of $3,978,352 and $4,603,544 for the respective periods.

The Company periodically reviews notes receivable for impairment if there is any sign indicating that the carrying amount of notes receivable may not be fully recoverable. Factors to consider in these reviews include historical collection experience, aging of receivables, credit history and financial conditions of the issuer. In accordance with Topic 326, the Company recognizes the impairment based on the calculation of expected credit loss allowance of XChange. As of December 31, 2025, the Company recognized $88,427,734 allowance for credit losses on notes receivable, and the carrying amount turned out to be $9,409,560.